Principal Variable Contracts Funds, Inc.
Supplement dated December 17, 2018
to the Statement of Additional Information dated May 1, 2018
(as supplemented on June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, and October 9, 2018)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On the cover page, delete the address in the third paragraph and replace with the following:
Principal Variable Contracts Funds
P.O. Box 219971
Kansas City, MO 64121-9971

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the paragraph under the Executive Committee section and replace with the following:
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) issue stock, except as permitted by law; 2) recommend to the stockholders any action which requires stockholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
In the Officers of the Fund section, delete the row for Jennifer A. Block and replace with the following:

Jennifer A. Block Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2018) Vice President and Counsel (2017-2018) Assistant Counsel (2010-2017) Assistant Secretary (2015-2018)	Counsel, PGI (2017-2018) Counsel, PFD (2009-2013) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)
In the Officers of the Fund section, add the following row for Laura B. Latham in alphabetical order:

Laura B. Latham Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice
In the Officers of the Fund section, delete the row for Clint L. Woods and replace with the following:

Clint L. Woods Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2017-2018) Vice President (2016-2017) Counsel (2015-2017)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about January 2, 2019, in the Investment Advisors section, delete references to Mellon Corporation and replace with the following:

Sub-Advisor:
Mellon Investments Corporation (“Mellon”), is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a banking and financial services company. Mellon is a registered investment advisor and organized as a corporation in the state of Delaware.

Account(s):    Bond Market Index

BROKERAGE ALLOCATION AND OTHER PRACTICES
Under Allocation of Trades-By the Manager, delete the fourth paragraph and replace with the following:
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:

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PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies.

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PGI’s uses a process to select subadvisors that emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process. However, PGI will select an unaffiliated subadvisor to manage all or a portion of an Account’s portfolio when deemed necessary or appropriate based upon a consideration of the Account’s objective and investment strategies and available expertise and resources within the Principal organization.

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PGI reminds its investment personnel who provide services to the funds of funds or Multi-Managed Accounts of PGI’s inherent conflicts of interest, and PGI’s duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

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PGI’s Investment Oversight and Risk Committee monitors the services provided to the funds of funds and Multi-Managed Accounts to ensure such services conform to the applicable investment methodology and that such services reflect PGI’s duties of loyalty and care as a fiduciary.

PORTFOLIO MANAGER DISCLOSURE
Effective on or about January 2, 2019, in the Portfolio Manager section, change references to Mellon Corporation to Mellon Investments Corporation.

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